EXHIBIT 10.55



Schedule to Exhibit 10.55 pursuant to Item 601 of Regulation S-K.

Assignment Agreement "F. G. McClintock" dated as of August 24, 1994 between the Company and Grace Brothers, Ltd.

Assignment Agreement "F. G. McClintock" dated as of August 24, 1994 between the Company and The Equitable Life Assurance Society of the United States.

Assignment Agreement "F. G. McClintock" dated as of August 24, 1994 between the Company and the Knights of Columbus.

Assignment Agreement "F. G. McClintock" dated as of August 24, 1994 between the Company and John Hancock Mutual Life Insurance Company.

Assignment Agreement "F. G. McClintock" dated as of August 24, 1994 between the Company and Massachusetts Mutual Life Insurance Company.

Assignment Agreement "F. G. McClintock" dated as of August 24, 1994 between the Company and New England Mutual Life Insurance Company.



                            ASSIGNMENT AGREEMENT
                             "F.G. McClintock"


     This ASSIGNMENT AGREEMENT  dated as  of August 24,  1994, between  the
noteholder  whose  name  appears   on  the  signature  pages   hereto  (the
"Assignor") and READING & BATES CORPORATION (the "Assignee").

     WHEREAS, Reading & Bates Exploration Co. (together with its successors and assigns, the "Owner"), is a party to the Trust Indenture and First Preferred Ship Mortgage dated September 1, 1989, as amended and restated as of March 29, 1991 (as amended, supplemented and otherwise modified from time to time, the "Indenture") between the Owner and Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), a national banking association, as successor trustee to The First National Bank of Boston, a national banking association, as trustee thereunder (in such capacity, together with its successors and assigns in such capacity, the "Indenture Trustee") (capitalized terms used herein and not otherwise defined herein are used herein as defined in the Indenture);

     WHEREAS, the Assignor proposes to assign to the Assignee, among other things, all of its right, title and interest in, to and under the Interest held by it, the Indenture, each Guaranty and Security Agreement and the McClintock Restructuring Documents, all as more specifically set forth in
Section 1 below;

     WHEREAS, the Assignee proposes to accept such assignment from the Assignor on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1.  Assignment.

     (a) On the terms and subject to the conditions set forth herein and in the 1991 Assignment, the Assignor hereby sells, assigns and transfers to the Assignee, effective August 24, 1994 or such later date as the parties hereto may mutually agree (the "Effective Date"), all its right, title and interest in, to and under (i) the Indenture, (ii) the Interest held by it,
(iii) each Guaranty and Security Agreement, (iv) the Guarantee dated March 29, 1991 by State Street Bank and Trust Company and (v) each of the
McClintock Restructuring Documents, including, without limitation, all related claims for amounts payable thereunder and all rights, powers or remedies on the part of the Assignor, whether arising thereunder or by statute or at law or in equity or otherwise in respect thereof (the "Assignment").

     (b) The Assignee hereby accepts such sale, assignment and transfer, effective as of the Effective Date, and assumes all of the obligations of the Assignor under the Interest held by the Assignor, the Indenture and each of the McClintock Restructuring Documents.

     (c) Upon satisfaction of the conditions set forth in Section 5, the Assignee shall, as of the Effective Date, succeed to the rights and be obligated to perform the obligations of a "Holder" (and other words of similar import) for purposes of the Indenture and each of the McClintock Restructuring Documents and the Assignor shall, as of the Effective Date, be released from its obligations under the Indenture and each of the McClintock Restructuring Documents to the extent such obligations have been assumed by the Assignee. Such sale, assignment and transfer is without recourse to the Assignor and is without representation or warranty except as specifically set forth herein.

     (d) The closing of the Assignment shall take place at the offices of Milbank, Tweed, Hadley & McCloy, counsel to the Assignee, 1 Chase Manhattan Plaza, New York, New York 10005, on the date (which shall be a business day) indicated by the Assignee to the Assignor, which date shall be no more than fifteen business days following the Termination Date (as defined in that certain Offer Letter (the "Offer Letter") dated as of August 8, 1994 between the Assignor and the Assignee) or such other time and place as the parties may mutually agree.

     SECTION 2. Payment. As consideration for the sale, assignment and transfer set forth in Section 1 hereof, the Assignee shall pay to the Assignor at the closing such amounts and such consideration in the form of capital stock of the Assignee as may be specified pursuant to the Offer Letter. Each of the Assignor and the Assignee agrees that if it receives any amount under the Indenture or the McClintock Restructuring Documents which is for the account of the other, it shall hold the same in trust for the other to the extent of the other's interest therein and shall pay promptly the same to the other.

     SECTION 3. Accrued Payments, Etc. The Assignor agrees that any payment it may receive after the Effective Date pursuant to the Operative Documents, whether applicable to a period before or after the Effective Date, shall inure to the benefit of the Assignee and the Assignor shall pay such amounts to the Assignee promptly upon receipt.

     SECTION 4. Transfer Costs. The Assignor and the Assignee agree that each party shall bear its own expenses in connection with this Assignment Agreement; provided, that the Assignee shall pay the reasonable fees and expenses of (a) Debevoise & Plimpton, special counsel to the Assignor, and
(b) the Indenture Trustee, in connection with this Assignment Agreement and the transactions contemplated hereby.

     SECTION 5. Conditions Precedent. The effectiveness of the Assignment hereunder is subject to (a) the due execution and delivery of this Assignment Agreement by the Assignor and the Assignee; (b) the satisfaction of the conditions set forth in the Offer Letter; (c) the receipt by the Assignor of the payment referred to in Section 2 hereof; and (d) such other documents as the parties hereto may reasonably request. At the closing of the Assignment, the Assignor shall execute and deliver to the Assignee or its counsel documents in the form attached hereto as Exhibit A, which (i) request that the Owner execute and deliver, in the form attached to said Exhibit A as Annex A thereto, an Officers' Certificate which certifies as to those matters required by Section 2.4 of the Indenture, and (ii) gives notice to the Indenture Trustee of, and specifies the details of, the Assignment and the name and address of the Assignee as required by Section
2.4 of the Indenture.

     SECTION  6.   Representations  and Warranties  of  the Assignor.   The
Assignor represents and warrants to the Assignee as follows:

     (a) The Assignor has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed and delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith.

     (b) This Assignment Agreement constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms, except as such enforceability may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and
(ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) The Assignor is, and on the Effective Date will be, the sole owner of the Interest held by it, and has, and on the Effective Date will have, good title to its rights and interests hereby assigned pursuant to this Assignment Agreement, free and clear of all liens, security interests, assignments, claims or other charges or encumbrances or any nature whatsoever.

     (d) The Assignor has been provided an opportunity to obtain such documents and information concerning the Assignee, the Offer Letter, this Assignment Agreement and the transactions contemplated hereby and thereby as it has deemed appropriate in making its own analysis and financial and legal evaluation of the Assignee, the Offer Letter, this Assignment Agreement and the transactions contemplated hereby and thereby, and the Assignor represents and warrants that it has, independently and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition, business, creditworthiness and affairs of the Assignee and of the value and terms of this Assignment Agreement, the Offer Letter, and the rights assigned pursuant hereto.

     (e) The Assignor represents that it is an "accredited investor" as such term is defined in Regulation D under the Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transaction contemplated hereby.

     (f) The Assignor has not, and nor has anyone acting on the Assignor's behalf, employed or engaged any agent, broker or finder or incurred any liability for any brokerage fees, commission or finders' fees in connection with the transactions contemplated hereby.

     SECTION  7.   Representations  and Warranties  of  the Assignee.   The
Assignee hereby represents and warrants to the Assignor as follows:

     (a) The Assignee has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed and delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith.

     (b) This Assignment Agreement constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and
(ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 8. Further Assignments. Nothing contained herein shall prohibit or otherwise restrict the rights of the Assignee to further transfer or assign the Interest and other interests hereby assigned to it hereunder.

     SECTION 9. Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments and documents, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment Agreement including, without limitation, the delivery of any notices to the Indenture Trustee which may be required in connection with the Assignment contemplated hereby.

     SECTION 10. Governing Law; Submission to Jurisdiction, Etc.. This Assignment Agreement shall be deemed to be a contractual obligation under, and shall be governed by and construed and interpreted in accordance with, the law of the State of New York. Each of the Assignor and the Assignee hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Assignment Agreement or the transactions contemplated hereby. Each of the Assignor and the Assignee hereby waives, to the fullest extent permitted by applicable law, any objection to the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION  11.   Binding  Effect.   This  Assignment Agreement  shall be
binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     SECTION 12.  Amendments.   Any provision of this  Assignment Agreement
may be modified or supplemented only by an instrument in writing signed by each of the parties hereto.

     SECTION 13.   Interpretation.   The headings of  the various  sections
hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

     SECTION 14. Counterparts. This Assignment Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Assignment Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                       Assignor

                                       Name:


                                       By____________________________
                                         Title:




                                        Assignee

                                        READING & BATES CORPORATION


                                        By____________________________
                                          Title:



                                                                  Exhibit A

                             [NAME OF ASSIGNOR]
                           [Address of Assignor]


                                                  [Effective Date]

Shawmut Bank Connecticut,
  National Association, as
  Indenture Trustee
777 Main Street
Hartford, Connecticut 06103
Attn: Corporate Trust Administration

Reading & Bates Exploration Co.,
  as Owner and Mortgagor
901 Threadneedle
Houston, TX 77079
Attn:  Wayne K. Hillin, Esq.

     Re: Trust Indenture and First Preferred Mortgage dated September 1, 1989, as amended and restated as of March 27, 1991 (the "Indenture") between Reading & Bates Exploration Co. as owner and mortgagor thereunder (the "Owner") and Shawmut Bank Connecticut, National Association (formerly known as The
            Connecticut National Bank), as trustee thereunder (the "Indenture Trustee") and Assignment Agreement dated as of [August __], 1994 (the "Assignment Agreement") between the undersigned (the "Assignor") and Reading & Bates Corporation (the "Assignee")

Ladies and Gentlemen:

     We hereby give notice that, effective as of the date hereof, the Assignor has sold, assigned and transferred to the Assignee, among other things, all its right, title and interest in and to each Interest held by it, the Indenture and each of the McClintock Restructuring Documents, all as more particularly described in Section 1 to the Assignment Agreement (the foregoing sale, assignment and transfer being herein collectively referred to as the "Assignment"), and the Assignee has assumed all the obligations of the Assignor thereunder with respect to the Assignment. Terms not defined herein are used herein as defined in the Assignment Agreement.

     The Assignor hereby requests that the Owner execute and deliver an Officers' Certificate in the form attached hereto as Annex A.

     The address for notices and payments, and payment instructions for the Assignee are as follows:

          Address for notices in respect of
          payments and prepayments:

          READING & BATES CORPORATION
          901 Threadneedle
          Houston, Texas 77079
          Attn:  Tim W. Nagle
          Telephone Number:  (713) 496-5000
          Telecopy Number:   (713) 496-0285

          Address for all other notices:

          READING & BATES CORPORATION
          901 Threadneedle
          Houston, Texas 77079
          Attn:  Wayne K. Hillin, Esq.
          Telephone Number:  (713) 496-5000
          Telecopy Number:   (713) 496-0285

          Payment Instructions:

          Bankers Trust Company
          1 Bankers Trust Plaza
          New York, New York 10006
          For account of Reading & Bates Corporation
          Account Number 00-132-716
          ABA Number 0210-0103-3

          Please sign and return the enclosed copy of this letter to the Assignee at the above address to indicate your receipt hereof.

                                                 Very truly yours,

                                           Name:____________________


                                           By_______________________
                                             Title:




ACKNOWLEDGED:

READING & BATES EXPLORATION CO.,
  as Owner and Mortgagor


By______________________________
  Title:


SHAWMUT BANK CONNECTICUT,
  NATIONAL ASSOCIATION, as
  Indenture Trustee


By______________________________
  Title:



                                                                    Annex A
                      READING & BATES EXPLORATION CO.
                              901 Threadneedle
                             Houston, TX 77079

                                                  [Effective Date]

Shawmut Bank Connecticut,
  National Association,
  as Indenture Trustee
777 Main Street
Hartford, CT 06103

Ladies and Gentlemen:

     The undersigned, a [President/Vice President] and [Treasurer/Assistant Treasurer] of Reading & Bates Exploration Co. (the "Owner") as owner and mortgagor under that certain Trust Indenture and First Preferred Mortgage dated September 1, 1989, as amended and restated as of March 29, 1991 (the "Indenture") hereby certify to you pursuant to Section 2.4 of the Indenture that:

           (a) pursuant to a certain Assignment Agreement dated as of [August __,] 1994 between [_______________] (the "Assignor") and the Reading & Bates Corporation (the "Assignee"), Assignor has sold, assigned and transferred to the Assignee all of its right, title and interest in and to the Interest held by the Assignee;

           (b) the payee of such Interest shall hereafter be [the Assignee/[INSERT NAME OF NOMINEE]] and the address for notices and payments, and payment instructions for the Assignee are as set forth in that certain letter (in the form of Exhibit A to the Assignment Agreement) delivered or being delivered to you by the Assignor.

          Each of the undersigned hereby requests that the Indenture Trustee register the Interest so assigned in the name of the Assignee or its nominee in the same original principal amount and dated the same date as each Interest so assigned hereunder.

          Each of the undersigned hereby confirms that each Interest assigned as set forth herein is entitled to the benefits of the Indenture.

                                      Very truly yours,

                                      READING & BATES EXPLORATION CO.


                                      By____________________________
                                         Title: [[Vice] President]


                                      By____________________________
                                         Title: [[Assistant] Treasurer]